UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number: 811-02145

LORD ABBETT BOND-DEBENTURE FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Brooke A. Fapohunda, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 12/31

Date of reporting period: 9/30/2017

Item 1:	Schedule of Investments.

Schedule of Investments (unaudited)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 97.87%

ASSET-BACKED SECURITIES 1.15%

Automobiles 0.10%

TCF Auto Receivables Owner Trust 2016-1A B†	2.32%		6/15/2022	$8,695	$8,609,304
Westlake Automobile Receivables Trust 2016-3A B†	2.07%		12/15/2021	2,457	2,452,369
Total					11,061,673

Other 1.05%

ALM XIX Ltd. 2016-19A C†	5.654%(3 Mo. LIBOR + 4.35%)	#	7/15/2028	4,038	4,103,855
ALM XVIII Ltd. 2016-18A C†	5.654%(3 Mo. LIBOR + 4.35%)	#	7/15/2027	4,500	4,566,643
Anchorage Capital CLO 7 Ltd. 2015-7A D†	4.954%(3 Mo. LIBOR + 3.65%)	#	10/15/2027	3,600	3,600,000
Anchorage Capital CLO 8 Ltd. 2016-8A D†	5.514%(3 Mo. LIBOR + 4.20%)	#	7/28/2028	1,750	1,768,184
Anchorage Capital CLO 9 Ltd. 2016-9A D†	5.304%(3 Mo. LIBOR + 4.00%)	#	1/15/2029	8,100	8,213,610
Anchorage Capital CLO Ltd. 2013-1A C†	4.804%(3 Mo. LIBOR + 3.50%)	#	7/13/2025	1,898	1,900,384
Apex Credit CLO Ltd. 2015-2A B1†	3.704%(3 Mo. LIBOR + 2.40%)	#	10/19/2026	13,500	13,514,554
Ascentium Equipment Receivables Trust 2016-2A B†	2.50%		9/12/2022	3,705	3,708,552
BlueMountain CLO Ltd. 2016-1A D†	6.107%(3 Mo. LIBOR + 4.80%)	#	4/20/2027	4,200	4,281,900
Engs Commercial Finance Trust 2016-1A A2†	2.63%		2/22/2022	8,375	8,359,505
Guggenheim 5180-2 CLO LP 2015-1A A2B†	3.867%(3 Mo. LIBOR + 2.55%)	#	11/25/2027	22,500	22,558,077
KKR Financial CLO Ltd. 2013-2A C†	5.063%(3 Mo. LIBOR + 3.75%)	#	1/23/2026	3,500	3,515,686
Regatta III Funding Ltd. 2014-1A CR†	4.604%(3 Mo. LIBOR + 3.30%)	#	4/15/2026	4,600	4,600,799
Regatta IV Funding Ltd. 2014-1A DR†	4.614%(3 Mo. LIBOR + 3.30%)	#	7/25/2026	12,250	12,259,030
Sound Point CLO XI Ltd. 2016-1A D†	5.957%(3 Mo. LIBOR + 4.65%)	#	7/20/2028	13,000	13,054,824
Voya CLO Ltd. 2016-2A C†	5.556%(3 Mo. LIBOR + 4.25%)	#	7/19/2028	5,250	5,279,325

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
Westcott Park CLO Ltd. 2016-1A D†	5.657%(3 Mo. LIBOR + 4.35%)	#	7/20/2028		$7,650	$7,768,505
Total						123,053,433
Total Asset-Backed Securities (cost $131,334,369)						134,115,106

				Shares (000)
COMMON STOCKS 13.96%

Aerospace/Defense 0.36%

L3 Technologies, Inc.					61	11,569,602
Mercury Systems, Inc.*					357	18,505,129
Raytheon Co.					63	11,844,472
Total						41,919,203

Air Transportation 0.16%

Azul SA ADR*					663	18,207,722

Auto Parts & Equipment 0.14%

Chassix Holdings, Inc.					607	16,694,067

Banking 0.65%

Banco Macro SA ADR					111	13,074,198
BOK Financial Corp.					41	3,631,881
Credit Agricole SA(a)				EUR	643	11,691,850
Danske Bank A/S(a)				DKK	295	11,797,657
LegacyTexas Financial Group, Inc.					148	5,904,967
Sberbank of Russia PJSC ADR					830	11,815,050
UniCredit SpA*(a)				EUR	852	18,143,293
Total						76,058,896

Beverages 0.64%

Brown-Forman Corp. Class B					324	17,589,616
Constellation Brands, Inc. Class A					59	11,697,743
Davide Campari-Milano SpA(a)				EUR	800	5,805,495
Monster Beverage Corp.*					313	17,302,421
Remy Cointreau SA(a)				EUR	189	22,352,986
Total						74,748,261

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Shares (000)		Fair Value
Brokerage 0.26%

CBOE Holdings, Inc.		110	$11,807,011
Raymond James Financial, Inc.		226	19,044,160
Total			30,851,171

Building Materials 0.31%

Allegion plc (Ireland)(b)		207	17,905,516
Owens Corning		230	17,808,832
Total			35,714,348

Chemicals 0.46%

Potash Corp. of Saskatchewan, Inc. (Canada)(b)		1,210	23,278,034
Sociedad Quimica y Minera de Chile SA ADR		309	17,191,927
Versum Materials, Inc.		333	12,920,732
Total			53,390,693

Discount Stores 0.14%

Wal-Mart Stores, Inc.		215	16,825,964

Diversified Capital Goods 0.11%

Rockwell Automation, Inc.		69	12,289,540

Electric: Generation 0.11%

Vistra Energy Corp.		693	$12,958,525

Electric: Integrated 0.49%

El Paso Electric Co.		216	11,931,845
IDACORP, Inc.		129	11,362,139
NextEra Energy, Inc.		76	11,167,110
Pampa Energia SA ADR*		184	11,993,829
Portland General Electric Co.		248	11,333,416
Total			57,788,339

Electronics 0.53%

Cognex Corp.		105	11,563,299
Keyence Corp.(a)	JPY	25	13,309,343

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Shares (000)		Fair Value
Littelfuse, Inc.		62	$12,115,178
Nintendo Co., Ltd.(a)	JPY	33	12,248,427
Trimble, Inc.*		336	13,183,722
Total			62,419,969

Energy: Exploration & Production 0.62%

Carrizo Oil & Gas, Inc.*		756	12,958,588
Chaparral Energy, Inc.		109	2,460,786
Chaparral Energy, Inc. Class A*		552	12,493,548
Continental Resources, Inc.*		645	24,897,620
Dommo Energia SA ADR*		315	136,271
Extraction Oil & Gas, Inc.*		454	6,983,289
Kosmos Energy Ltd.*		1,480	11,780,800
Peabody Energy Corp.		4	89,459
Templar Energy LLC Class A Units		417	1,250,467
Total			73,050,828

Food & Drug Retailers 0.10%

Cia Brasileira de Distribuicao ADR*		482	11,408,112

Forestry/Paper 0.25%

Louisiana-Pacific Corp.*		649	17,583,125
Potlatch Corp.		238	12,157,941
Total			29,741,066

Gaming 0.49%

Penn National Gaming, Inc.*		790	18,488,766
Scientific Games Corp. Class A*		471	21,577,331
Wynn Resorts Ltd.		119	17,704,950
Total			57,771,047

Integrated Energy 0.20%

Suncor Energy, Inc. (Canada)(b)		684	23,945,667

Investments & Miscellaneous Financial Services 0.31%

Ameriprise Financial, Inc.		161	23,950,950
BlackRock, Inc.		28	12,410,772
Total			36,361,722

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Shares (000)		Fair Value
Life Insurance 0.10%

Lincoln National Corp.		161	$11,825,871

Machinery 0.53%

Deere & Co.		188	23,550,888
Nabtesco Corp.(a)	JPY	327	12,134,909
Roper Technologies, Inc.		73	17,783,534
Terex Corp.		200	9,010,933
Total			62,480,264

Media: Content 0.26%

ION Media Networks, Inc.		4	1,678,134	(c)
Netflix, Inc.*		155	28,144,069
Total			29,822,203

Medical Products 0.57%

ABIOMED, Inc.*		40	6,777,720
Align Technology, Inc.*		62	11,520,986
Baxter International, Inc.		178	11,197,926
Charles River Laboratories International, Inc.*		112	12,087,654
Intuitive Surgical, Inc.*		12	12,603,900
Mettler-Toledo International, Inc.*		19	12,148,130
Total			66,336,316

Metals/Mining (Excluding Steel) 0.28%

Century Aluminum Co.*		643	10,659,348
Southern Copper Corp. (Peru)(b)		560	22,277,767
Total			32,937,115

Monoline Insurance 0.10%

FNF Group		241	11,440,708

Non-Electric Utilities 0.20%

Aqua America, Inc.		339	11,241,453
Cia de Saneamento Basico do Estado de Sao Paulo ADR		1,186	12,402,474
Total			23,643,927

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Shares (000)		Fair Value
Oil Field Equipment & Services 0.11%

RPC, Inc.		496	$12,304,045

Personal & Household Products 0.20%

Hasbro, Inc.		124	12,133,837
Mohawk Industries, Inc.*		46	11,313,187
Total			23,447,024

Pharmaceuticals 1.01%

Bluebird Bio, Inc.*		88	12,088,998
Blueprint Medicines Corp.*		410	28,596,818
Exelixis, Inc.*		493	11,955,785
Insmed, Inc.*		475	14,840,136
Loxo Oncology, Inc.*		160	14,726,119
Spark Therapeutics, Inc.*		141	12,581,100
Vertex Pharmaceuticals, Inc.*		151	22,973,852
Total			117,762,808

Printing & Publishing 0.10%

S&P Global, Inc.		75	11,730,597

Real Estate Investment Trusts 0.20%

CoreSite Realty Corp.		107	12,006,422
Goodman Group(a)	AUD	1,814	11,726,672
Total			23,733,094

Recreation & Travel 0.10%

Vail Resorts, Inc.		53	11,986,337

Restaurants 0.21%
McDonald’s Corp.		77	12,017,356
Shake Shack, Inc. Class A*		371	12,320,554
Total			24,337,910

Software/Services 1.47%

2U, Inc.*		213	11,953,220
Arista Networks, Inc.*		66	12,511,985

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Shares (000)		Fair Value
Software/Services (continued)

Blackbaud, Inc.		143	$12,555,400
Cognizant Technology Solutions Corp. Class A		160	11,612,493
Global Payments, Inc.		120	11,401,129
GrubHub, Inc.*		212	11,185,353
InterXion Holding NV (Netherlands)*(b)		233	11,851,411
Mastercard, Inc. Class A		81	11,451,320
MSCI, Inc.		152	17,816,612
PayPal Holdings, Inc.*		179	11,442,481
Shopify, Inc. Class A (Canada)*(b)		113	13,155,216
Snap, Inc. Class A*		804	11,684,039
Tableau Software, Inc. Class A*		153	11,450,381
VMware, Inc. Class A*		105	11,448,353
Total			171,519,393

Specialty Retail 0.57%

Cie Financiere Richemont SA(a)	CHF	130	11,847,951
Maisons du Monde SA†(a)	EUR	148	6,488,216
Moncler SpA(a)	EUR	781	22,544,575
Wayfair, Inc. Class A*		374	25,230,179
Total			66,110,921

Support: Services 0.45%

Bright Horizons Family Solutions, Inc.*		139	11,948,706
Total System Services, Inc.		256	16,797,540
United Rentals, Inc.*		172	23,853,707
Total			52,599,953

Technology Hardware & Equipment 0.40%

Analog Devices, Inc.		134	11,588,572
Corning, Inc.		396	11,842,037
NVIDIA Corp.		65	11,615,223
Tokyo Electron Ltd.(a)	JPY	75	11,555,832
Total			46,601,664

Telecommunications: Wireless 0.10%

American Tower Corp.		84	11,529,505

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments			Shares (000)		Fair Value
Theaters & Entertainment 0.12%

Live Nation Entertainment, Inc.*				321	$13,974,455

Transportation: Infrastructure/Services 0.34%

AP Moller - Maersk A/S Class B(a)			DKK	6	11,678,393
Hapag-Lloyd AG†*(a)			EUR	393	16,593,320
Landstar System, Inc.				120	11,967,965
Total					40,239,678

Trucking & Delivery 0.21%

Old Dominion Freight Line, Inc.				220	24,207,683
Total Common Stocks (cost $1,450,890,250)					1,632,716,611

	Interest Rate	Maturity Date	Principal Amount (000)
CONVERTIBLE BONDS 0.57%

Automakers 0.15%

Tesla, Inc.	2.375%	3/15/2022		$13,480	16,588,825

Energy: Exploration & Production 0.00%

Dommo Energia SA(a)	1.00%	12/31/2099	BRL	201	237,615	(c)
Dommo Energia SA(a)	1.00%	12/31/2099	BRL	254	299,884	(c)
Total					537,499

Electronics 0.22%

Novellus Systems, Inc.	2.625%	5/15/2041		$2,529	13,906,339
Teradyne, Inc.†	1.25%	12/15/2023		8,986	12,001,926
Total					25,908,265

Software/Services 0.20%

RealPage, Inc.†	1.50%	11/15/2022		9,696	11,320,080
Take-Two Interactive Software, Inc.	1.00%	7/1/2018		2,612	12,403,735
Total					23,723,815
Total Convertible Bonds (cost $60,849,552)					66,758,404

	Dividend Rate		Shares (000)
CONVERTIBLE PREFERRED STOCKS 0.36%

Personal & Household Products 0.16%

Stanley Black & Decker, Inc.	5.375%			160	18,306,165

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Dividend Rate		Shares (000)	Fair Value
Software/Services 0.10%

Mandatory Exchangeable Trust†	5.75%		60	$11,813,949

Telecommunications: Wireless 0.10%

Crown Castle International Corp.	6.875%		11	12,059,856
Total Convertible Preferred Stocks (cost $35,759,106)				42,179,970

	Interest Rate	Maturity Date	Principal Amount (000)
FLOATING RATE LOANS(e) 3.13%

Auto Parts & Equipment 0.03%

Chassix, Inc. Initial Term Loan	12.00%	7/29/2019	$3,146	3,169,793	(f)

Building Materials 0.40%

Beacon Roofing Supply, Inc. Bridge Term Loan	— (g)	8/24/2018	29,466	29,466,000	(f)
Hayward Industries, Inc.1st Lien Initial Term Loan	4.74%	8/5/2024	3,781	3,810,133
Zodiac Pool Solutions LLC 1st Lien Tranche B1 Term Loan	5.333%(3 Mo. LIBOR + 4.00%)	12/20/2023	13,369	13,532,113
Total				46,808,246

Electric: Generation 0.42%

Lightstone Holdco LLC Refinanced Term Loan B	5.735%(1 Mo. LIBOR + 4.50%)	1/30/2024	23,605	23,550,998
Lightstone Holdco LLC Refinanced Term Loan C	5.735%(1 Mo. LIBOR + 4.50%)	1/30/2024	1,469	1,465,959
Moxie Liberty LLC Advance Construction Term Loan B1	7.833%(3 Mo. LIBOR + 6.50%)	8/21/2020	12,218	10,927,654
Sandy Creek Energy Associates, L.P. Term Loan	5.333%(3 Mo. LIBOR + 4.00%)	11/9/2020	15,698	12,862,250
Total				48,806,861

Energy: Exploration & Production 0.25%

California Resources Corp. Term Loan	4.235%(1 Mo. LIBOR + 3.00%)	11/25/2019	6,505	6,310,097
Chief Exploration & Development LLC 2nd Lien Term Loan	7.959%(3 Mo. LIBOR + 6.50%)	5/16/2021	11,745	11,521,034
Jonah Energy LLC 2nd Lien Initial Term Loan	9.75%(3 Mo. LIBOR + 6.50%)	5/12/2021	11,443	11,446,356
Total				29,277,487

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Gaming 0.30%

Amaya Holdings B.V. 1st Lien Initial Term Loan B3 (Netherlands)(b)	4.833%(3 Mo. LIBOR + 3.50%)		8/1/2021	$10,862	$10,910,558
Cowlitz Tribal Gaming Authority Term Loan B	11.735%(1 Mo. LIBOR + 10.50%)		12/6/2021	21,216	23,761,920	(f)
Total					34,672,478

Health Services 0.27%

Genoa, a QoL Healthcare Company, LLC 1st Lien Term Loan	4.485%(1 Mo. LIBOR + 3.25%)		10/30/2023	10,711	10,784,579
Parexel International Corp. Bridge Term Loan	—	(g)	7/18/2018	20,369	20,369,000
Total					31,153,579

Investments & Miscellaneous Financial Services 0.10%

Russell Investments US Institutional Holdco, Inc. Initial Term Loan	5.485%(1 Mo. LIBOR + 4.25%)		6/1/2023	3,182	3,234,915
VFH Parent LLC Initial Term Loan	5.061%(3 Mo. LIBOR + 3.75%)		12/30/2021	8,777	8,884,168
Total					12,119,083

Media: Diversified 0.09%

UFC Holdings, LLC 2nd Lien Term Loan	8.737%(1 Mo. LIBOR + 7.50%)		8/18/2024	10,878	11,084,682

Metals/Mining (Excluding Steel) 0.05%

Oxbow Carbon LLC 2nd Lien Initial Term Loan	8.235%(1 Mo. LIBOR + 7.00%)		1/17/2020	5,820	5,845,463

Personal & Household Products 0.15%

Britax US Holdings, Inc. Initial Dollar Term Loan	4.831%(3 Mo. LIBOR + 3.50%)		10/15/2020	20,635	17,582,638

Real Estate Development & Management 0.10%

Capital Automotive L.P. 2nd Lien Initial Tranche B Term Loan	7.24%(1 Mo. LIBOR + 6.00%)		3/24/2025	11,339	11,519,502

Recreation & Travel 0.18%

Intrawest Resorts Holdings, Inc. Initial Bluebird Term Loan	4.485%(1 Mo. LIBOR + 3.25%)		7/31/2024	20,412	20,546,005

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Software/Services 0.09%
Misys Ltd 2nd Lien Dollar Term Loan	8.567%(3 Mo. LIBOR + 7.25%)	6/13/2025		$10,665	$10,884,006

Specialty Retail 0.21%
Container Store, Inc. (The) Term Loan B	8.333%(3 Mo. LIBOR + 7.00%)	8/15/2021		9,667	9,310,722
PetSmart, Inc. Tranche B2 Term Loan	4.24%(1 Mo. LIBOR + 3.00%)	3/11/2022		18,219	15,459,343
Total					24,770,065

Support: Services 0.23%

H&E Equipment Services, Inc. Unsecured Bridge Facility	— (g)	7/31/2018		23,326	23,326,000	(f)
Pike Corp. 2017 Initial Term Loan	4.74%(3 Mo. LIBOR + 3.50%)	9/20/2024		2,995	3,037,624
Total					26,363,624

Transportation: Infrastructure/Services 0.24%

Uber Technologies, Inc. Term Loan	5.24%	7/13/2023		28,522	28,705,207

Utility 0.02%

Viva Alamo LLC Initial Term Loan	5.57%	2/22/2021		2,732	2,613,609
Total Floating Rate Loans (cost $360,602,578)					365,922,328

FOREIGN BONDS(a) 0.58%

France 0.35%
CMA CGM SA†	6.50%	7/15/2022	EUR	25,135	31,230,890
CMA CGM SA†	7.75%	1/15/2021	EUR	7,622	9,493,324
Total					40,724,214

Netherlands 0.23%
Hema Bondco I BV†	6.25%(3 Mo. EUR LIBOR + 6.25%) #	7/15/2022	EUR	22,390	27,144,827
Total Foreign Bonds (cost $62,886,958)					67,869,041

FOREIGN GOVERNMENT OBLIGATIONS 3.35%

Argentina 0.94%

City of Buenos Aires†(b)	7.50%	6/1/2027		$10,725	11,917,620
City of Buenos Aires†(b)	8.95%	2/19/2021		10,275	11,484,367

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Argentina (continued)

Province of Santa Fe†(b)	6.90%	11/1/2027		$11,221	$11,621,926
Provincia de Buenos Aires†(b)	6.50%	2/15/2023		13,313	14,067,315
Provincia de Mendoza†(b)	8.375%	5/19/2024		13,504	14,932,048
Provincia of Neuquen†(b)	7.50%	4/27/2025		4,559	4,775,553
Provincia of Neuquen†(b)	8.625%	5/12/2028		9,300	10,472,637
Republic of Argentina(b)	7.50%	4/22/2026		26,992	30,366,000
Total					109,637,466

Australia 0.36%

Australian Government(a)	4.25%	4/21/2026	AUD	26,802	23,420,036
Queensland Treasury Corp.†(a)	4.00%	6/21/2019	AUD	22,400	18,153,249
Total					41,573,285

Bahamas 0.09%

Commonwealth of Bahamas†(b)	5.75%	1/16/2024		$9,825	10,316,250

Bermuda 0.20%

Government of Bermuda†	4.138%	1/3/2023		11,720	12,393,900
Government of Bermuda†	4.854%	2/6/2024		9,725	10,627,674
Total					23,021,574

Canada 0.31%

Province of British Columbia Canada(a)	2.85%	6/18/2025	CAD	44,800	36,524,701

Cayman Islands 0.04%

Cayman Islands Government†	5.95%	11/24/2019		$4,375	4,768,750

Greece 0.14%

Hellenic Republic†(a)	4.375%	8/1/2022	EUR	14,317	16,751,040

Honduras 0.21%

Honduras Government†(b)	6.25%	1/19/2027		$23,150	25,024,224

Jamaica 0.43%

Government of Jamaica(b)	6.75%	4/28/2028		22,327	25,815,594
Government of Jamaica(b)	7.625%	7/9/2025		9,550	11,492,470
Government of Jamaica(b)	8.00%	3/15/2039		9,890	12,275,962
Total					49,584,026

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Senegal 0.14%

Republic of Senegal†(b)	6.25%	5/23/2033		$16,082	$16,585,206

Sri Lanka 0.19%

Republic of Sri Lanka†(b)	6.20%	5/11/2027		21,291	22,375,329

Ukraine 0.10%

Ukraine Government†(b)	7.375%	9/25/2032		11,580	11,301,501

United Arab Emirates 0.11%

Abu Dhabi Government International†(b)	3.125%	5/3/2026		12,745	13,014,251

Uruguay 0.09%

Republic of Uruguay†(a)	8.50%	3/15/2028	UYU	304,243	10,867,873
Total Foreign Government Obligations (cost $369,263,024)					391,345,476

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGH 1.39%

Federal National Mortgage Assoc.(h) (cost $162,596,408)	3.50%	TBA		$157,700	162,523,399

HIGH YIELD CORPORATE BONDS 69.62%

Advertising 0.27%

Clear Channel Worldwide Holdings, Inc.	6.50%	11/15/2022		13,978	14,467,230
Lamar Media Corp.	5.75%	2/1/2026		4,938	5,376,248
Southern Graphics, Inc.†	8.375%	10/15/2020		11,075	11,282,656
Total					31,126,134

Aerospace/Defense 0.19%

Bombardier, Inc. (Canada)†(b)	8.75%	12/1/2021		3,682	3,965,514
Bombardier, Inc.(Canada)†(b)	7.50%	3/15/2025		7,878	7,897,695
Huntington Ingalls Industries, Inc.†	5.00%	11/15/2025		9,197	9,955,752
Total					21,818,961

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value
Air Transportation 0.44%

Air Canada (Canada)†(b)	7.75%	4/15/2021		$10,183	$11,634,077
Air Canada 2015-2 Class A Pass-Through Trust (Canada)†(b)	4.125%	6/15/2029		7,601	8,018,932
American Airlines 2013-2 Class B Pass-Through Trust†	5.60%	1/15/2022		5,433	5,704,835
American Airlines 2017-1 Class B Pass-Through Trust	4.95%	8/15/2026		4,440	4,650,900
Latam Finance Ltd.†	6.875%	4/11/2024		20,622	21,941,808
Total					51,950,552

Auto Parts & Equipment 0.62%

Allison Transmission, Inc.†	5.00%	10/1/2024		11,116	11,564,531
American Axle & Manufacturing, Inc.†	6.25%	4/1/2025		9,911	10,133,997
American Axle & Manufacturing, Inc.†	6.50%	4/1/2027		19,041	19,255,211
Gates Global LLC/Gates Global Co.†	6.00%	7/15/2022		15,102	15,592,815
International Automotive Components Group SA (Luxembourg)†(b)	9.125%	6/1/2018		3,484	3,492,710
TI Group Automotive Systems LLC (United Kingdom)†(b)	8.75%	7/15/2023		12,004	12,784,260
Total					72,823,524

Automakers 0.69%

BMW US Capital LLC†	2.80%	4/11/2026		12,685	12,469,410
General Motors Co.	8.375%	7/15/2049		15,000	1,500	(c)
Tesla, Inc.†	5.30%	8/15/2025		69,213	67,762,988
Total					80,233,898

Banking 8.29%

ABN AMRO Bank NV (Netherlands)†(b)	4.75%	7/28/2025		24,727	26,301,887
Akbank Turk AS (Turkey)†(b)	7.20%(5 Yr Swap rate + 5.03%) #	3/16/2027		10,200	10,763,550
American Express Credit Corp.	3.30%	5/3/2027		17,804	17,986,485
ANZ New Zealand Int’l Ltd. (United Kingdom)†(b)	2.125%	7/28/2021		13,090	12,887,983
Associated Banc-Corp.	4.25%	1/15/2025		8,885	9,138,599
Astoria Financial Corp.	3.50%	6/8/2020		13,364	13,501,502
Australia & New Zealand Banking Group Ltd. (United Kingdom)†(b)	6.75%(USD Swap + 5.17%) #	—	(i)	11,885	13,459,763
Banco Bilbao Vizcaya Argentaria SA (Spain)(b)	9.00%(5 Yr Swap rate + 8.26%) #	—	(i)	14,400	14,929,200
Banco de Bogota SA (Colombia)†(b)	4.375%	8/3/2027		8,900	9,017,433
Banco de Bogota SA (Colombia)†(b)	6.25%	5/12/2026		8,300	9,071,900

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value
Banking (continued)

Banco de Galicia y Buenos Aires SA (Argentina)†(b)	8.25%(5 Yr Treasury Note CMT + 7.16%) #	7/19/2026		$9,525	$10,675,049
Banco do Brasil SA†	6.25%(10 Yr Treasury Note CMT + 4.40%) #	—	(i)	19,117	17,133,611
Banco General SA (Panama)†(b)	4.125%	8/7/2027		22,390	22,424,704
Banco Mercantil del Norte SA (Mexico)†	7.625%(10 Yr Treasury Note CMT + 5.35%) #	—	(i)	9,934	10,862,829
Banistmo SA (Panama)†(b)	3.65%	9/19/2022		13,979	14,027,927
Bank of America Corp.	4.00%	1/22/2025		15,500	16,049,025
Bank of America Corp.	4.45%	3/3/2026		22,213	23,481,399
BankUnited, Inc.	4.875%	11/17/2025		22,890	23,873,385
Barclays Bank plc (United Kingdom)(b)	7.625%	11/21/2022		8,989	10,342,968
BNP Paribas SA (France)†(b)	6.75%(5 Yr Swap rate + 4.92%) #	—	(i)	16,899	18,103,054
Citigroup, Inc.	4.45%	9/29/2027		13,296	14,077,641
Citizens Financial Group, Inc.	4.35%	8/1/2025		7,971	8,280,251
Comerica, Inc.	3.80%	7/22/2026		11,098	11,257,286
Commonwealth Bank of Australia (Australia)†(b)	4.50%	12/9/2025		7,979	8,359,236
Compass Bank	3.875%	4/10/2025		20,900	20,882,679
Credit Suisse Group AG (Switzerland)†(b)	7.50%(5 Yr Swap rate + 4.60%) #	—	(i)	8,994	10,187,315
Fifth Third Bancorp	8.25%	3/1/2038		15,095	23,008,176
Finansbank AS (Turkey)†(b)	4.875%	5/19/2022		13,220	13,220,357
First Republic Bank	4.625%	2/13/2047		10,256	10,614,873
Goldman Sachs Group, Inc. (The)	2.424%(3 Mo. LIBOR + 1.11%) #	4/26/2022		6,189	6,259,752
Goldman Sachs Group, Inc. (The)	3.50%	11/16/2026		13,667	13,717,328
Goldman Sachs Group, Inc. (The)	6.75%	10/1/2037		18,995	25,094,500
Home BancShares, Inc.	5.625%(3 Mo. LIBOR + 3.58%) #	4/15/2027		23,166	24,301,134
HSBC Holdings plc (United Kingdom)(b)	4.25%	8/18/2025		33,076	34,438,226
Intesa Sanpaolo SpA (Italy)†(b)	5.71%	1/15/2026		36,601	38,622,670
Intesa Sanpaolo SpA (Italy)†(b)	7.70%(5 Yr Swap rate + 5.46%) #	—	(i)	28,685	30,083,394
JPMorgan Chase & Co.	3.54%(3 Mo. LIBOR + 1.38%) #	5/1/2028		11,994	12,112,704
JPMorgan Chase & Co.	3.90%	7/15/2025		17,386	18,319,163
JPMorgan Chase & Co.	6.75%(3 Mo. LIBOR + 3.78%) #	—	(i)	15,952	18,265,997
Lloyds Banking Group plc (United Kingdom)(b)	7.50%(5 Yr Swap rate + 4.76%) #	—	(i)	14,598	16,404,502

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value
Banking (continued)

Macquarie Bank Ltd. (United Kingdom)†(b)	6.125%(5 Yr Swap rate + 3.70%) #	—	(i)	$17,086	$17,721,599
Macquarie Group Ltd. (Australia)†(b)	6.00%	1/14/2020		7,700	8,321,100
Manufacturers & Traders Trust Co.	3.40%	8/17/2027		5,054	5,069,562
Morgan Stanley	3.125%	7/27/2026		18,976	18,626,612
Morgan Stanley	3.625%	1/20/2027		17,839	18,108,508
Morgan Stanley	4.00%	7/23/2025		8,326	8,783,481
National Savings Bank (Sri Lanka)†(b)	5.15%	9/10/2019		9,585	9,789,161
People’s United Bank NA	4.00%	7/15/2024		9,400	9,628,922
Popular, Inc.	7.00%	7/1/2019		18,940	19,555,550
Royal Bank of Scotland Group plc (United Kingdom)(b)	5.125%	5/28/2024		5,151	5,486,571
Royal Bank of Scotland Group plc (United Kingdom)(b)	6.10%	6/10/2023		24,392	27,062,328
Royal Bank of Scotland Group plc (United Kingdom)(b)	6.125%	12/15/2022		4,464	4,924,600
Royal Bank of Scotland Group plc (United Kingdom)(b)	7.50%(5 Yr Swap rate + 5.80%) #	—	(i)	20,522	21,542,969
Royal Bank of Scotland Group plc (United Kingdom)(b)	8.625%(5 Yr Swap rate + 7.60%) #	—	(i)	14,174	15,750,858
Standard Chartered plc (United Kingdom)†(b)	7.50%(5 Yr Swap rate + 6.30%) #	—	(i)	12,700	13,589,000
SVB Financial Group	3.50%	1/29/2025		8,859	8,885,349
Toronto-Dominion Bank (The) (Canada)(b)	3.625%(5 Yr Swap rate + 2.21%) #	9/15/2031		6,667	6,645,545
Turkiye Garanti Bankasi AS (Turkey)†(b)	5.25%	9/13/2022		19,525	20,070,724
Turkiye Garanti Bankasi AS (Turkey)†(b)	6.125%(5 Yr Swap rate + 4.22%) #	5/24/2027		16,640	16,703,598
UBS AG	7.625%	8/17/2022		4,894	5,781,038
UBS Group AG (Switzerland)(b)	7.00%(5 Yr Swap rate + 4.87%) #	—	(i)	8,600	9,675,430
UniCredit SpA (Italy)(b)	6.375%(5 Yr Swap rate + 5.51%) #	5/2/2023		9,651	9,873,842
Washington Mutual Bank(j)	6.875%	6/15/2011		22,500	2,250	(c)
Wells Fargo & Co.	4.90%	11/17/2045		15,891	17,757,532
Zenith Bank plc (Nigeria)†(b)	7.375%	5/30/2022		8,900	9,217,143
Total					970,112,709

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Beverages 0.72%

Anheuser-Busch InBev Finance, Inc.	3.65%	2/1/2026	$28,730	$29,762,302
Bacardi Ltd.†	2.75%	7/15/2026	11,001	10,547,993
Brown-Forman Corp.	4.50%	7/15/2045	15,274	16,477,528
Dr. Pepper Snapple Group, Inc.	2.55%	9/15/2026	7,946	7,502,628
PepsiCo, Inc.	3.60%	3/1/2024	14,292	15,104,627
PepsiCo, Inc.	4.25%	10/22/2044	4,605	4,932,006
Total				84,327,084

Brokerage 0.10%

E*TRADE Financial Corp.	3.80%	8/24/2027	11,595	11,752,579

Building & Construction 1.56%

Ashton Woods USA LLC/Ashton Woods Finance Co.†	6.75%	8/1/2025	10,711	10,657,445
Ashton Woods USA LLC/Ashton Woods Finance Co.†	6.875%	2/15/2021	9,653	9,894,325
Beazer Homes USA, Inc.	6.75%	3/15/2025	9,195	9,729,230
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. (Canada)†(b)	6.125%	7/1/2022	9,237	9,698,850
ITR Concession Co. LLC†	5.183%	7/15/2035	7,658	8,138,494
K Hovnanian Enterprises, Inc.†	10.00%	7/15/2022	12,733	13,242,320
Lennar Corp.	4.75%	11/15/2022	15,303	16,240,309
Lennar Corp.	4.75%	5/30/2025	7,075	7,419,906
PulteGroup, Inc.	5.00%	1/15/2027	20,770	21,678,687
PulteGroup, Inc.	6.375%	5/15/2033	25,646	27,954,140
Toll Brothers Finance Corp.	5.625%	1/15/2024	11,550	12,690,563
William Lyon Homes, Inc.	5.875%	1/31/2025	14,899	15,308,723
William Lyon Homes, Inc.	7.00%	8/15/2022	19,481	20,211,537
Total				182,864,529

Building Materials 1.19%

Builders FirstSource, Inc.†	5.625%	9/1/2024	6,979	7,406,464
Builders FirstSource, Inc.†	10.75%	8/15/2023	9,553	10,938,185
FBM Finance, Inc.†	8.25%	8/15/2021	8,892	9,558,900
Hillman Group, Inc. (The)†	6.375%	7/15/2022	12,708	12,708,000
Lennox International, Inc.	3.00%	11/15/2023	9,778	9,803,137
Martin Marietta Materials, Inc.	4.25%	7/2/2024	9,986	10,607,665
Masonite International Corp.†	5.625%	3/15/2023	9,897	10,407,190
Owens Corning	4.30%	7/15/2047	17,709	16,951,727
Standard Industries, Inc.†	5.375%	11/15/2024	17,513	18,700,381
Standard Industries, Inc.†	6.00%	10/15/2025	16,055	17,595,638
U.S. Concrete, Inc.	6.375%	6/1/2024	5,376	5,819,520
Voto-Votorantim Overseas Trading Operations IV Ltd.†	7.75%	6/24/2020	7,849	8,673,145
Total				139,169,952

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Business Services 0.25%

Brand Energy & Infrastructure Services, Inc.†	8.50%	7/15/2025	$11,721	$12,717,285
Prime Security Services Borrower LLC/Prime Finance, Inc.†	9.25%	5/15/2023	15,222	16,836,445
Total				29,553,730

Cable & Satellite Television 3.89%

Altice Financing SA (Luxembourg)†(b)	6.625%	2/15/2023	13,500	14,343,750
Altice Financing SA (Luxembourg)†(b)	7.50%	5/15/2026	27,837	30,690,292
Cablevision SA (Argentina)†(b)	6.50%	6/15/2021	8,595	9,194,415
Cablevision Systems Corp.	5.875%	9/15/2022	28,000	29,050,000
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.125%	5/1/2023	6,326	6,602,763
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.125%	5/1/2027	28,685	29,151,131
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.75%	2/15/2026	19,735	20,771,087
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.875%	4/1/2024	15,739	16,742,361
Charter Communications Operating LLC/Charter Communications Operating Capital	6.384%	10/23/2035	22,001	25,793,805
CSC Holdings LLC†	10.125%	1/15/2023	8,050	9,307,813
CSC Holdings LLC†	10.875%	10/15/2025	37,060	45,908,075
DISH DBS Corp.	7.75%	7/1/2026	71,134	81,804,100
Mediacom Broadband LLC/Mediacom Broadband Corp.	6.375%	4/1/2023	23,477	24,533,465
Midcontinent Communications/Midcontinent Finance Corp.†	6.875%	8/15/2023	5,376	5,819,520
SFR Group SA (France)†(b)	6.00%	5/15/2022	24,728	25,871,670
SFR Group SA (France)†(b)	6.25%	5/15/2024	12,878	13,647,461
SFR Group SA (France)†(b)	7.375%	5/1/2026	9,580	10,358,375
Unitymedia GmbH (Germany)†(b)	6.125%	1/15/2025	4,246	4,548,528
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany)†(b)	5.00%	1/15/2025	2,143	2,263,544
UPCB Finance IV Ltd.†	5.375%	1/15/2025	16,988	17,752,460
Virgin Media Finance plc (United Kingdom)†(b)	6.00%	10/15/2024	8,740	9,220,700
VTR Finance BV (Netherlands)†(b)	6.875%	1/15/2024	10,065	10,668,900
Ziggo Secured Finance BV (Netherlands)†(b)	5.50%	1/15/2027	10,728	11,019,694
Total				455,063,909

Chemicals 1.34%

Albemarle Corp.	5.45%	12/1/2044	13,345	15,524,919
CF Industries, Inc.†	4.50%	12/1/2026	16,504	17,293,700
Chemours Co. (The)	5.375%	5/15/2027	6,128	6,388,440
Chemours Co. (The)	7.00%	5/15/2025	15,344	17,070,200
GCP Applied Technologies, Inc.†	9.50%	2/1/2023	3,779	4,279,718

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Chemicals (continued)
Halcyon Agri Corp. Ltd. (Singapore)(b)	4.50	%#(o)	—	(i)	$7,122	$7,050,004
Koppers, Inc.†	6.00%		2/15/2025		9,885	10,651,087
Kraton Polymers LLC/Kraton Polymers Capital Corp.†	10.50%		4/15/2023		9,050	10,384,875
Olin Corp.	5.125%		9/15/2027		18,230	19,095,925
Sociedad Quimica y Minera de Chile SA (Chile)†(b)	4.375%		1/28/2025		9,468	9,834,885
TPC Group, Inc.†	8.75%		12/15/2020		10,890	10,617,750
Tronox Finance LLC†	7.50%		3/15/2022		16,412	17,376,205
Westlake Chemical Corp.	3.60%		8/15/2026		10,828	10,830,122
Total						156,397,830

Consumer/Commercial/Lease Financing 1.02%

Nationstar Mortgage LLC/Nationstar Capital Corp.	6.50%		7/1/2021		15,814	16,179,699
Navient Corp.	5.00%		10/26/2020		8,744	9,017,250
Navient Corp.	6.125%		3/25/2024		28,997	30,040,892
Navient Corp.	6.625%		7/26/2021		25,966	27,848,535
Navient Corp.	6.75%		6/25/2025		28,783	30,006,277
TMX Finance LLC/TitleMax Finance Corp.†	8.50%		9/15/2018		6,264	5,825,520
Total						118,918,173

Discount Stores 0.65%

Amazon.com, Inc.†	4.25%		8/22/2057		20,632	21,257,191
Amazon.com, Inc.	4.80%		12/5/2034		48,234	54,772,990
Total						76,030,181

Diversified Capital Goods 0.80%

BCD Acquisition, Inc.†	9.625%		9/15/2023		13,913	15,391,256
General Cable Corp.	5.75%		10/1/2022		10,200	10,295,880
Griffon Corp.	5.25%		3/1/2022		10,928	11,091,920
Siemens Financieringsmaatschappij NV (Netherlands)†(b)	3.25%		5/27/2025		12,036	12,251,309
SPX FLOW, Inc.†	5.625%		8/15/2024		8,609	9,060,972
SPX FLOW, Inc.†	5.875%		8/15/2026		12,169	12,899,140
Valmont Industries, Inc.	5.25%		10/1/2054		23,209	22,817,699
Total						93,808,176

Electric: Distribution/Transportation 0.19%

Oklahoma Gas & Electric Co.	4.15%		4/1/2047		8,896	9,438,380
Pennsylvania Electric Co.†	3.25%		3/15/2028		13,385	13,238,372
Total						22,676,752

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Generation 0.89%

Acwa Power Management & Investments One Ltd. (United Arab Emirates)†(b)	5.95%	12/15/2039	$13,014	$13,439,454
Calpine Corp.	5.75%	1/15/2025	12,412	11,775,885
Dynegy, Inc.	7.625%	11/1/2024	22,406	23,330,247
Dynegy, Inc.†	8.125%	1/30/2026	14,990	15,458,438
Minejesa Capital BV (Netherlands)†(b)	4.625%	8/10/2030	21,705	22,160,631
NSG Holdings LLC/NSG Holdings, Inc.†	7.75%	12/15/2025	16,489	17,932,313
Total				104,096,968

Electric: Integrated 1.72%

Arizona Public Service Co.	2.95%	9/15/2027	13,385	13,266,631
Black Hills Corp.	3.95%	1/15/2026	7,112	7,395,209
El Paso Electric Co.	5.00%	12/1/2044	16,498	18,159,070
Emera, Inc. (Canada)(b)	6.75%(3 Mo. LIBOR + 5.44%) #	6/15/2076	9,025	10,311,062
Enel Finance International NV (Netherlands)†(b)	3.625%	5/25/2027	21,751	21,829,834
Entergy Arkansas, Inc.	4.95%	12/15/2044	16,883	17,548,684
Entergy Mississippi, Inc.	2.85%	6/1/2028	13,321	12,866,070
Eskom Holdings SOC Ltd. (South Africa)†(b)	5.75%	1/26/2021	10,664	10,849,266
Indianapolis Power & Light Co.†	4.05%	5/1/2046	20,428	20,370,360
Louisville Gas & Electric Co.	4.375%	10/1/2045	15,039	16,319,750
Monongahela Power Co.†	3.55%	5/15/2027	8,903	9,050,872
National Fuel Gas Co.	3.95%	9/15/2027	19,914	19,713,814
Puget Sound Energy, Inc.	7.02%	12/1/2027	2,920	3,796,190
Rochester Gas & Electric Corp.†	3.10%	6/1/2027	10,604	10,605,716
Southern California Edison Co.	3.90%	3/15/2043	8,688	8,928,760
Total				201,011,288

Electronics 1.29%

Applied Materials, Inc.	4.35%	4/1/2047	21,973	23,558,459
Broadcom Corp./Broadcom Cayman Finance Ltd.†	3.875%	1/15/2027	16,351	16,865,371
Nokia OYJ (Finland)(b)	4.375%	6/12/2027	8,911	9,189,469
NVIDIA Corp.	3.20%	9/16/2026	29,939	29,828,498
Qorvo, Inc.	7.00%	12/1/2025	25,391	29,072,695
Trimble, Inc.	4.75%	12/1/2024	27,261	29,326,571
Xilinx, Inc.	2.95%	6/1/2024	12,846	12,866,743
Total				150,707,806

Energy: Exploration & Production 5.09%

Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.†	7.875%	12/15/2024	15,686	17,019,310
Bill Barrett Corp.	7.00%	10/15/2022	10,292	9,931,780
Bill Barrett Corp.	8.75%	6/15/2025	2,423	2,338,195
Carrizo Oil & Gas, Inc.	6.25%	4/15/2023	16,479	16,808,580

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Energy: Exploration & Production (continued)

Concho Resources, Inc.	4.875%	10/1/2047	$26,769	$27,966,647
CONSOL Energy, Inc.	5.875%	4/15/2022	9,743	9,889,145
CONSOL Energy, Inc.	8.00%	4/1/2023	9,831	10,495,182
Continental Resources, Inc.	3.80%	6/1/2024	32,504	31,528,880
Continental Resources, Inc.	4.50%	4/15/2023	44,307	44,528,535
CrownRock LP/CrownRock Finance, Inc.†	7.125%	4/15/2021	27,406	28,330,952
Denbury Resources, Inc.	5.50%	5/1/2022	3,977	2,296,718
Eclipse Resources Corp.	8.875%	7/15/2023	12,039	12,309,878
EP Energy LLC/Everest Acquisition Finance, Inc.†	8.00%	11/29/2024	11,547	11,720,205
EP Energy LLC/Everest Acquisition Finance, Inc.†	8.00%	2/15/2025	10,174	7,973,873
Gulfport Energy Corp.	6.00%	10/15/2024	2,973	3,010,163
Gulfport Energy Corp.	6.375%	5/15/2025	3,769	3,830,246
Halcon Resources Corp.†	6.75%	2/15/2025	10,716	11,144,640
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.00%	12/1/2024	27,312	26,902,320
Jonah Energy LLC/Jonah Energy Finance Corp.†(k)	7.25%	10/15/2025	18,840	19,004,850
Kosmos Energy Ltd.†	7.875%	8/1/2021	11,250	11,700,000
MEG Energy Corp. (Canada)†(b)	6.375%	1/30/2023	15,484	13,587,210
MEG Energy Corp. (Canada)†(b)	6.50%	1/15/2025	13,458	13,155,195
MEG Energy Corp. (Canada)†(b)	7.00%	3/31/2024	32,959	28,427,137
Murphy Oil Corp.	6.875%	8/15/2024	5,221	5,579,892
Newfield Exploration Co.	5.625%	7/1/2024	18,026	19,423,015
Oasis Petroleum, Inc.	6.875%	3/15/2022	11,100	11,349,750
OGX Austria GmbH (Brazil)†(b)(j)(l)	8.50%	6/1/2018	20,000	400
PDC Energy, Inc.	7.75%	10/15/2022	22,734	23,685,986
PT Saka Energi Indonesia (Indonesia)†(b)	4.45%	5/5/2024	8,582	8,713,262
Range Resources Corp.	4.875%	5/15/2025	23,114	22,882,860
Range Resources Corp.†	5.875%	7/1/2022	9,578	9,937,175
Sanchez Energy Corp.	6.125%	1/15/2023	14,990	12,966,350
Sanchez Energy Corp.	7.75%	6/15/2021	7,587	7,226,618
Seven Generations Energy Ltd. (Canada)†(b)	6.875%	6/30/2023	20,201	21,514,065
SM Energy Co.	6.50%	1/1/2023	18,404	18,634,050
Southwestern Energy Co.	7.75%	10/1/2027	17,240	17,908,050
Texaco Capital, Inc.	8.625%	11/15/2031	11,023	16,607,744
Ultra Resources, Inc.†	6.875%	4/15/2022	4,465	4,559,881
Ultra Resources, Inc.†	7.125%	4/15/2025	4,171	4,217,924
WPX Energy, Inc.	6.00%	1/15/2022	11,232	11,667,240
YPF SA (Argentina)†(b)	6.95%	7/21/2027	13,329	14,162,062
Total				594,935,965

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Food & Drug Retailers 0.38%

Ingles Markets, Inc.	5.75%	6/15/2023	$10,063	$9,886,898
New Albertson’s, Inc.	7.75%	6/15/2026	10,471	8,638,575
SMU SA (Chile)†(b)	7.75%	2/8/2020	4,969	5,132,331
Whole Foods Market, Inc.	5.20%	12/3/2025	17,700	20,348,657
Total				44,006,461

Food: Wholesale 1.05%

Arcor SAIC (Argentina)†(b)	6.00%	7/6/2023	12,441	13,342,972
Chobani LLC/Chobani Finance Corp., Inc.†	7.50%	4/15/2025	12,205	13,349,219
Cosan Luxembourg SA (Luxembourg)†(b)	7.00%	1/20/2027	15,023	16,330,001
Kernel Holding SA (Ukraine)†(b)	8.75%	1/31/2022	10,975	12,071,622
Lamb Weston Holdings, Inc.†	4.625%	11/1/2024	11,984	12,553,240
McCormick & Co., Inc.	4.20%	8/15/2047	6,065	6,239,688
MHP SE (Ukraine)†(b)	7.75%	5/10/2024	13,570	14,648,136
Pilgrim’s Pride Corp.†	5.875%	9/30/2027	11,759	12,082,373
Post Holdings, Inc.†	5.75%	3/1/2027	21,105	21,843,675
Total				122,460,926

Foreign Sovereign 0.06%

Instituto Costarricense de Electricidad (Costa Rica)†(b)	6.375%	5/15/2043	7,777	7,302,136

Forestry/Paper 0.47%

Klabin Finance SA (Luxembourg)†(b)	4.875%	9/19/2027	11,097	11,040,406
Norbord, Inc. (Canada)†(b)	6.25%	4/15/2023	18,438	20,281,800
Rayonier AM Products, Inc.†	5.50%	6/1/2024	11,115	10,823,231
Rayonier, Inc.	3.75%	4/1/2022	12,089	12,261,706
Total				54,407,143

Gaming 1.57%

Caesars Entertainment Operating Co., Inc.(j)	10.00%	12/15/2018	18,971	19,412,143
Eldorado Resorts, Inc.	6.00%	4/1/2025	5,376	5,672,755
GLP Capital LP/GLP Financing II, Inc.	5.375%	4/15/2026	6,156	6,733,125
International Game Technology plc†	6.50%	2/15/2025	11,149	12,584,434
Jacobs Entertainment, Inc.†	7.875%	2/1/2024	10,055	10,859,400
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.	5.625%	5/1/2024	4,760	5,181,641
MGM Resorts International	6.00%	3/15/2023	38,946	43,035,330
MGM Resorts International	7.75%	3/15/2022	3,738	4,373,460

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Gaming (continued)

Mohegan Gaming & Entertainment†	7.875%	10/15/2024	$26,841	$28,786,972
Penn National Gaming, Inc.†	5.625%	1/15/2027	14,566	15,148,640
River Rock Entertainment Authority(j)	9.00%	11/1/2018	10,368	2,747,520
Scientific Games International, Inc.	10.00%	12/1/2022	15,930	17,702,212
Station Casinos LLC†	5.00%	10/1/2025	11,158	11,212,674
Total				183,450,306

Gas Distribution 1.67%

Andeavor Logistics LP/Tesoro Logistics Finance Corp.	6.25%	10/15/2022	9,608	10,268,550
Andeavor Logistics LP/Tesoro Logistics Finance Corp.	6.375%	5/1/2024	2,542	2,770,780
Blue Racer Midstream LLC/Blue Racer Finance Corp.†	6.125%	11/15/2022	9,770	10,185,225
Cheniere Corpus Christi Holdings LLC†	5.125%	6/30/2027	8,104	8,387,640
Cheniere Corpus Christi Holdings LLC	5.875%	3/31/2025	9,338	10,085,040
Cheniere Corpus Christi Holdings LLC	7.00%	6/30/2024	8,783	10,023,599
Dominion Gas Holdings LLC	3.60%	12/15/2024	12,050	12,347,943
Energy Transfer Equity LP	5.50%	6/1/2027	9,977	10,550,677
Energy Transfer Equity LP	5.875%	1/15/2024	11,850	12,783,187
Florida Gas Transmission Co. LLC†	4.35%	7/15/2025	18,069	19,228,782
IFM US Colonial Pipeline 2 LLC†	6.45%	5/1/2021	17,850	19,286,830
LBC Tank Terminals Holding Netherlands BV (Belgium)†(b)	6.875%	5/15/2023	13,716	14,470,380
NGPL PipeCo LLC†	4.375%	8/15/2022	1,028	1,069,120
NGPL PipeCo LLC†	4.875%	8/15/2027	4,465	4,689,813
Rockies Express Pipeline LLC†	5.625%	4/15/2020	13,991	14,777,994
Rockies Express Pipeline LLC†	6.875%	4/15/2040	13,930	15,531,950
Southern Star Central Corp.†	5.125%	7/15/2022	10,145	10,512,756
Williams Cos., Inc. (The)	3.70%	1/15/2023	4,645	4,645,000
Williams Cos., Inc. (The)	4.55%	6/24/2024	3,910	4,066,400
Total				195,681,666

Health Facilities 2.96%

Acadia Healthcare Co., Inc.	6.50%	3/1/2024	8,940	9,644,025
Ascension Health	3.945%	11/15/2046	8,881	9,073,982
CHS/Community Health Systems, Inc.	6.25%	3/31/2023	16,180	16,038,425
CHS/Community Health Systems, Inc.	8.00%	11/15/2019	11,400	11,143,500
Dignity Health	3.812%	11/1/2024	7,500	7,749,479
Dignity Health	4.50%	11/1/2042	9,526	9,096,710
Dignity Health	5.267%	11/1/2064	8,926	9,338,676
HCA, Inc.	5.25%	4/15/2025	13,995	15,167,081
HCA, Inc.	5.25%	6/15/2026	6,878	7,428,240
HCA, Inc.	5.50%	6/15/2047	17,493	18,170,854

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Health Facilities (continued)

HCA, Inc.	5.875%	3/15/2022	$8,139	$9,034,290
HCA, Inc.	7.05%	12/1/2027	3,490	3,952,425
HCA, Inc.	7.50%	2/15/2022	39,234	45,106,937
HCA, Inc.	7.58%	9/15/2025	5,778	6,702,480
HCA, Inc.	7.69%	6/15/2025	12,776	14,915,980
HCA, Inc.	8.36%	4/15/2024	2,295	2,765,475
Kindred Healthcare, Inc.	8.75%	1/15/2023	12,027	11,274,110
Memorial Sloan-Kettering Cancer Center	4.20%	7/1/2055	28,034	29,417,263
New York & Presbyterian Hospital (The)	4.063%	8/1/2056	16,078	16,344,769
Northwell Healthcare, Inc.	3.979%	11/1/2046	30,946	29,339,051
NYU Hospitals Center	4.368%	7/1/2047	11,359	12,035,855
RegionalCare Hospital Partners Holdings, Inc.†	8.25%	5/1/2023	9,865	10,419,906
RWJ Barnabas Health, Inc.	3.949%	7/1/2046	8,928	8,906,497
Tenet Healthcare Corp.	8.125%	4/1/2022	32,854	33,511,080
Total				346,577,090

Health Services 0.72%

ASP AMC Merger Sub, Inc.†	8.00%	5/15/2025	13,296	12,863,880
Eagle Holding Co. II LLC PIK 8.375%†	7.625%	5/15/2022	6,366	6,620,640
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc.†	7.50%	10/1/2024	5,736	6,395,640
Jaguar Holding Co. II/Pharmaceutical Product Development LLC†	6.375%	8/1/2023	10,774	11,299,232
Sterigenics-Nordion Holdings LLC†	6.50%	5/15/2023	13,033	13,586,902
Sterigenics-Nordion Topco LLC PIK 8.875%†	8.125%	11/1/2021	9,461	9,673,873
Team Health Holdings, Inc.†	6.375%	2/1/2025	11,274	10,710,300
West Street Merger Sub, Inc.†	6.375%	9/1/2025	13,386	13,386,000
Total				84,536,467

Hotels 0.25%

ESH Hospitality, Inc.†	5.25%	5/1/2025	9,655	10,004,994
Hilton Domestic Operating Co., Inc.	4.25%	9/1/2024	11,114	11,364,065
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc.†	6.125%	12/1/2024	7,116	7,829,379
Total				29,198,438

Insurance Brokerage 0.23%

Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer†	8.25%	8/1/2023	14,533	15,401,928
AssuredPartners, Inc.†	7.00%	8/15/2025	11,185	11,478,606
Total				26,880,534

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Integrated Energy 1.35%

Cenovus Energy, Inc. (Canada)†(b)	5.40%	6/15/2047	$4,458	$4,484,419
Cenovus Energy, Inc. (Canada)(b)	6.75%	11/15/2039	26,764	30,890,423
Exxon Mobil Corp.	3.043%	3/1/2026	18,752	19,123,671
Hess Corp.	4.30%	4/1/2027	18,504	18,446,486
Petrobras Global Finance BV (Netherlands)(b)	5.625%	5/20/2043	25,554	22,870,830
Petrobras Global Finance BV (Netherlands)(b)	7.375%	1/17/2027	10,722	11,826,366
Petroleos Mexicanos (Mexico)(b)	5.50%	6/27/2044	18,775	17,554,625
Shell International Finance BV (Netherlands)(b)	6.375%	12/15/2038	23,912	32,463,999
Total				157,660,819

Investments & Miscellaneous Financial Services 1.60%

CBOE Holdings, Inc.	3.65%	1/12/2027	7,766	7,964,209
CRC Escrow Issuer LLC/CRC Finco, Inc.†(k)	5.25%	10/15/2025	23,253	23,253,000
FMR LLC†	5.35%	11/15/2021	7,800	8,549,332
GrupoSura Finance SA†	5.50%	4/29/2026	8,785	9,608,594
Moody’s Corp.†	3.25%	1/15/2028	22,271	22,158,414
MSCI, Inc.†	5.75%	8/15/2025	14,861	16,291,371
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%	3/15/2027	17,785	18,758,195
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%	4/15/2045	11,054	10,715,133
Northwestern Mutual Life Insurance Co. (The)†	3.85%	9/30/2047	22,310	22,101,403
OM Asset Management plc (United Kingdom)(b)	4.80%	7/27/2026	13,913	14,383,977
S&P Global, Inc.	6.55%	11/15/2037	13,324	17,250,358
Unifin Financiera SAB de CV SOFOM ENR (Mexico)†(b)	7.25%	9/27/2023	10,700	11,154,750
VFH Parent LLC/Orchestra Co-Issuer, Inc.†	6.75%	6/15/2022	5,020	5,239,625
Total				187,428,361

Life Insurance 0.49%

Lincoln National Corp.	3.625%	12/12/2026	10,359	10,536,631
Nuveen Finance LLC†	4.125%	11/1/2024	12,927	13,626,329
Teachers Insurance & Annuity Association of America†	4.27%	5/15/2047	17,804	18,435,557
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044	12,705	14,374,286
Total				56,972,803

Machinery 0.08%

Xylem, Inc.	3.25%	11/1/2026	8,884	8,885,248

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Managed Care 0.73%

Centene Corp.	6.125%	2/15/2024	$18,803	$20,377,751
Kaiser Foundation Hospitals	4.15%	5/1/2047	19,228	20,638,963
MPH Acquisition Holdings LLC†	7.125%	6/1/2024	9,799	10,558,423
WellCare Health Plans, Inc.	5.25%	4/1/2025	32,352	34,131,360
Total				85,706,497

Media: Content 1.05%

Activision Blizzard, Inc.	3.40%	9/15/2026	9,735	9,863,402
AMC Networks, Inc.	4.75%	8/1/2025	11,154	11,293,425
iHeartCommunications, Inc.	9.00%	3/1/2021	34,608	24,766,350
Netflix, Inc.†	4.375%	11/15/2026	15,034	15,123,302
Netflix, Inc.	5.50%	2/15/2022	5,323	5,828,685
Netflix, Inc.	5.875%	2/15/2025	13,966	15,310,227
Sirius XM Radio, Inc.†	5.00%	8/1/2027	7,733	7,926,325
Sirius XM Radio, Inc.†	5.375%	7/15/2026	10,495	11,072,225
Sirius XM Radio, Inc.†	6.00%	7/15/2024	9,524	10,274,015
Univision Communications, Inc.†	5.125%	2/15/2025	11,641	11,771,961
Total				123,229,917

Medical Products 1.01%

Boston Scientific Corp.	7.00%	11/15/2035	20,953	26,836,918
Edwards Lifesciences Corp.	2.875%	10/15/2018	4,813	4,865,197
Fresenius Medical Care US Finance II, Inc.†	4.75%	10/15/2024	27,468	29,771,670
Medtronic, Inc.	4.375%	3/15/2035	15,932	17,562,592
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA†	6.625%	5/15/2022	24,815	24,442,775
Stryker Corp.	3.50%	3/15/2026	14,007	14,402,265
Total				117,881,417

Metals/Mining (Excluding Steel) 4.25%

Alcoa Nederland Holding BV (Netherlands)†(b)	6.75%	9/30/2024	26,682	29,683,725
Aleris International, Inc.†	9.50%	4/1/2021	16,372	17,518,040
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp.†	7.50%	5/1/2025	12,720	13,244,700
Anglo American Capital plc (United Kingdom)†(b)	4.00%	9/11/2027	13,265	13,125,770
Anglo American Capital plc (United Kingdom)†(b)	4.75%	4/10/2027	22,220	23,218,155
Anglo American Capital plc (United Kingdom)†(b)	4.875%	5/14/2025	8,710	9,242,745
Cleveland-Cliffs, Inc.†	5.75%	3/1/2025	24,181	23,304,439
Corp. Nacional del Cobre de Chile (Chile)†(b)	4.50%	8/1/2047	8,690	8,864,756

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Metals/Mining (Excluding Steel) (continued)

First Quantum Minerals Ltd. (Canada)†(b)	7.25%	4/1/2023		$10,866	$11,219,145
Freeport-McMoRan, Inc.	3.55%	3/1/2022		45,412	44,830,272
Freeport-McMoRan, Inc.	3.875%	3/15/2023		53,498	52,963,020
Glencore Funding LLC†	4.00%	3/27/2027		19,123	19,267,755
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.†	7.375%	12/15/2023		6,084	6,616,350
Hudbay Minerals, Inc. (Canada)†(b)	7.25%	1/15/2023		10,155	10,865,850
Hudbay Minerals, Inc. (Canada)†(b)	7.625%	1/15/2025		6,900	7,503,888
Imperial Metals Corp. (Canada)†(b)	7.00%	3/15/2019		10,318	9,415,175
Indo Energy Finance II BV (Netherlands)†(b)	6.375%	1/24/2023		12,296	12,526,034
Kinross Gold Corp. (Canada)(b)	5.125%	9/1/2021		16,141	17,391,927
Kinross Gold Corp. (Canada)(b)	5.95%	3/15/2024		11,474	12,793,510
Lundin Mining Corp. (Canada)†(b)	7.875%	11/1/2022		13,110	14,322,675
Mirabela Nickel Ltd. (Australia)(b)(j)	1.00%	9/10/2044		185	18	(c)
New Gold, Inc. (Canada)†(b)	6.25%	11/15/2022		6,264	6,522,390
New Gold, Inc. (Canada)†(b)	6.375%	5/15/2025		4,720	5,003,200
Novelis Corp.†	5.875%	9/30/2026		8,892	9,047,610
Novelis Corp.†	6.25%	8/15/2024		8,652	9,043,070
Peabody Energy Corp.†	6.00%	3/31/2022		10,207	10,577,004
Peabody Energy Corp.†	6.375%	3/31/2025		22,292	22,988,625
Peabody Energy Corp.	10.00%	3/15/2022		11,660	1,166	(c)
Rain CII Carbon LLC/CII Carbon Corp.†	7.25%	4/1/2025		20,958	22,163,085
Rain CII Carbon LLC/CII Carbon Corp.†	8.25%	1/15/2021		2,725	2,830,594
Rain CII Carbon LLC/CII Carbon Corp.†(a)	8.50%	1/15/2021	EUR	4,045	5,005,603
Samarco Mineracao SA (Brazil)†(b)(j)	4.125%	11/1/2022		$18,000	10,980,000
Teck Resources Ltd. (Canada)†(b)	8.50%	6/1/2024		10,314	11,861,100
Vedanta Resources plc (India)†(b)	6.125%	8/9/2024		22,391	22,764,840
Total					496,706,236

Monoline Insurance 0.14%

Fidelity National Financial, Inc.	5.50%	9/1/2022		3,939	4,321,884
MGIC Investment Corp.	5.75%	8/15/2023		10,670	11,763,675
Total					16,085,559

Multi-Line Insurance 0.14%

American International Group, Inc.	4.70%	7/10/2035		15,530	16,714,042

Non-Electric Utilities 0.10%

Brooklyn Union Gas Co. (The)†	3.407%	3/10/2026		11,916	12,250,565

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil Field Equipment & Services 1.06%

Ensco plc (United Kingdom)(b)	4.50%	10/1/2024	$6,945	$5,799,075
Ensco plc (United Kingdom)(b)	5.20%	3/15/2025	3,798	3,209,310
Forum Energy Technologies, Inc.	6.25%	10/1/2021	11,835	11,923,762
National Oilwell Varco, Inc.	3.95%	12/1/2042	1,035	879,286
Precision Drilling Corp. (Canada)(b)	5.25%	11/15/2024	18,990	17,565,750
Precision Drilling Corp. (Canada)(b)	6.50%	12/15/2021	2,260	2,299,550
Precision Drilling Corp. (Canada)(b)	7.75%	12/15/2023	4,946	5,069,650
Rowan Cos., Inc.	4.75%	1/15/2024	3,690	3,247,200
Rowan Cos., Inc.	7.375%	6/15/2025	746	732,945
SESI LLC	7.125%	12/15/2021	5,564	5,703,100
Transocean Phoenix 2 Ltd.†	7.75%	10/15/2024	8,885	9,596,178
Transocean Proteus Ltd.†	6.25%	12/1/2024	12,588	13,248,344
Unit Corp.	6.625%	5/15/2021	10,037	10,112,278
Weatherford International Ltd.	7.75%	6/15/2021	7,860	8,203,875
Weatherford International Ltd.†	9.875%	2/15/2024	24,272	26,820,560
Total				124,410,863

Oil Refining & Marketing 0.31%

Citgo Holding, Inc.†	10.75%	2/15/2020	23,028	24,927,810
Raizen Fuels Finance SA (Luxembourg)†(b)	5.30%	1/20/2027	10,349	10,892,322
Total				35,820,132

Packaging 0.67%

BWAY Holding Co.†	7.25%	4/15/2025	35,200	36,344,000
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026	11,810	13,935,800
Pactiv LLC	7.95%	12/15/2025	8,500	9,605,000
Sealed Air Corp.†	6.875%	7/15/2033	15,750	18,545,625
Total				78,430,425

Personal & Household Products 0.56%

Arcelik AS (Turkey)†(b)	5.00%	4/3/2023	13,645	14,082,036
FGI Operating Co. LLC/FGI Finance, Inc.	7.875%	5/1/2020	15,934	10,516,440
Gibson Brands, Inc.†	8.875%	8/1/2018	19,905	16,123,050
Hasbro, Inc.	3.50%	9/15/2027	15,933	15,774,162
SC Johnson & Son, Inc.†	4.75%	10/15/2046	8,257	9,449,026
Total				65,944,714

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Pharmaceuticals 0.75%

Biogen, Inc.	5.20%	9/15/2045	$13,566	$15,855,529
Celgene Corp.	5.00%	8/15/2045	22,218	25,200,846
Pfizer, Inc.	5.60%	9/15/2040	14,577	18,485,079
Valeant Pharmaceuticals International, Inc.†	6.50%	3/15/2022	6,231	6,589,283
Valeant Pharmaceuticals International, Inc.†	7.00%	3/15/2024	12,232	13,057,660
Zoetis, Inc.	3.95%	9/12/2047	8,923	8,894,041
Total				88,082,438

Property & Casualty 0.42%

Allstate Corp. (The)	4.20%	12/15/2046	12,471	13,308,849
Arch Capital Finance LLC	4.011%	12/15/2026	13,319	13,832,459
Chubb INA Holdings, Inc.	3.35%	5/3/2026	7,946	8,152,119
Hanover Insurance Group, Inc. (The)	4.50%	4/15/2026	13,323	13,964,009
Total				49,257,436

Rail 0.37%

Central Japan Railway Co. (Japan)†(b)	4.25%	11/24/2045	13,527	14,692,648
Rumo Luxembourg Sarl (Luxembourg)†(b)	7.375%	2/9/2024	16,243	17,623,655
Watco Cos. LLC/Watco Finance Corp.†	6.375%	4/1/2023	10,514	10,960,845
Total				43,277,148

Real Estate Development & Management 0.32%

Country Garden Holdings Co. Ltd. (China)(b)	4.75%	9/28/2023	2,400	2,446,798
Kaisa Group Holdings Ltd. (China)(b)	9.375%	6/30/2024	11,056	11,152,596
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada)†(b)	3.875%	3/20/2027	23,275	23,966,992
Total				37,566,386

Real Estate Investment Trusts 0.70%

Alexandria Real Estate Equities, Inc.	3.95%	1/15/2028	14,750	15,046,982
Digital Realty Trust LP	3.70%	8/15/2027	18,573	18,793,365
Digital Realty Trust LP	4.75%	10/1/2025	10,363	11,244,492
Goodman US Finance Three LLC†	3.70%	3/15/2028	7,763	7,750,482
Goodman US Finance Three LLC†	4.50%	10/15/2037	11,486	11,661,422
VEREIT Operating Partnership LP	3.95%	8/15/2027	17,569	17,528,177
Total				82,024,920

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Recreation & Travel 0.72%

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op†	5.375%	4/15/2027	$10,692	$11,253,330
LTF Merger Sub, Inc.†	8.50%	6/15/2023	5,376	5,738,880
Royal Caribbean Cruises Ltd.	7.50%	10/15/2027	30,318	39,373,856
Silversea Cruise Finance Ltd.†	7.25%	2/1/2025	15,682	16,858,150
Viking Cruises Ltd.†	5.875%	9/15/2027	11,530	11,598,603
Total				84,822,819

Reinsurance 0.43%

Berkshire Hathaway, Inc.	2.75%	3/15/2023	7,903	8,026,000
Berkshire Hathaway, Inc.	3.125%	3/15/2026	7,903	7,998,197
RenaissanceRe Finance, Inc.	3.45%	7/1/2027	8,916	8,794,410
Validus Holdings Ltd.	8.875%	1/26/2040	17,739	25,725,208
Total				50,543,815

Restaurants 0.86%

Arcos Dorados Holdings, Inc. (Uruguay)†(b)	5.875%	4/4/2027	12,529	13,188,527
Arcos Dorados Holdings, Inc. (Uruguay)†(b)	6.625%	9/27/2023	7,522	8,302,407
CEC Entertainment, Inc.	8.00%	2/15/2022	3,159	3,293,258
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC†	4.75%	6/1/2027	7,352	7,590,940
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC†	5.00%	6/1/2024	20,332	21,475,675
McDonald’s Corp.	3.70%	1/30/2026	27,006	28,175,612
PF Chang’s China Bistro, Inc.†	10.25%	6/30/2020	9,298	9,135,285
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC†	5.875%	5/15/2021	9,430	9,571,450
Total				100,733,154

Software/Services 2.35%

Alibaba Group Holding Ltd. (China)(b)	3.125%	11/28/2021	18,436	18,878,925
Autodesk, Inc.	3.50%	6/15/2027	22,274	22,254,561
Camelot Finance SA (Luxembourg)†(b)	7.875%	10/15/2024	8,207	8,863,560
First Data Corp.†	5.75%	1/15/2024	31,015	32,565,750
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc.†	6.00%	7/15/2025	10,634	11,178,993
Microsoft Corp.	3.30%	2/6/2027	10,138	10,520,399
Microsoft Corp.	4.00%	2/12/2055	37,202	38,739,074
Microsoft Corp.	4.50%	2/6/2057	8,948	10,129,273
Oracle Corp.	4.375%	5/15/2055	28,411	30,806,298
Priceline Group, Inc. (The)	2.75%	3/15/2023	4,744	4,754,484
Priceline Group, Inc. (The)	3.65%	3/15/2025	8,882	9,158,756
Rackspace Hosting, Inc.†	8.625%	11/15/2024	9,760	10,431,000

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Software/Services (continued)

Solera LLC/Solera Finance, Inc.†	10.50%	3/1/2024	$11,823	$13,519,009
Sophia LP/Sophia Finance, Inc.†	9.00%	9/30/2023	9,175	9,553,469
VeriSign, Inc.	4.625%	5/1/2023	8,760	9,088,500
VeriSign, Inc.	5.25%	4/1/2025	7,411	8,040,935
Visa, Inc.	3.15%	12/14/2025	4,669	4,785,049
VMware, Inc.	3.90%	8/21/2027	20,817	21,076,676
Total				274,344,711

Specialty Retail 0.82%

Alimentation Couche-Tard, Inc. (Canada)†(b)	4.50%	7/26/2047	10,728	11,175,920
Brookstone Holdings Corp. PIK	10.00%	7/7/2021	692	48,001	(d)
Coach, Inc.	4.125%	7/15/2027	16,634	16,747,584
Hot Topic, Inc.†	9.25%	6/15/2021	14,785	12,548,769
JD.com, Inc. (China)(b)	3.875%	4/29/2026	22,606	22,742,249
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc.†	7.875%	10/1/2022	12,902	13,127,785
Rent-A-Center, Inc.	4.75%	5/1/2021	8,894	8,093,540
Tiffany & Co.	4.90%	10/1/2044	11,194	11,037,311
Total				95,521,159

Steel Producers/Products 0.59%

ArcelorMittal (Luxembourg)(b)	6.125%	6/1/2025	22,324	25,784,220
ArcelorMittal (Luxembourg)(b)	6.75%	2/25/2022	8,916	10,227,544
Joseph T Ryerson & Son, Inc.†	11.00%	5/15/2022	9,487	10,649,157
Steel Dynamics, Inc.†	4.125%	9/15/2025	6,077	6,141,538
Steel Dynamics, Inc.	5.00%	12/15/2026	5,285	5,654,950
Worthington Industries, Inc.	4.30%	8/1/2032	10,698	10,788,788
Total				69,246,197

Support: Services 1.84%

AECOM	5.125%	3/15/2027	17,774	18,418,307
AECOM	5.875%	10/15/2024	9,059	10,079,949
Ahern Rentals, Inc.†	7.375%	5/15/2023	11,025	10,143,000
Ashtead Capital, Inc.†	4.375%	8/15/2027	13,664	14,091,000
BakerCorp International, Inc.	8.25%	6/1/2019	4,441	4,174,540
BlueLine Rental Finance Corp./BlueLine Rental LLC†	9.25%	3/15/2024	10,065	10,857,619
Carlson Travel, Inc.†	6.75%	12/15/2023	8,096	8,055,520
Cleveland Clinic Foundation (The)	4.858%	1/1/2114	8,223	8,975,481
Cloud Crane LLC†	10.125%	8/1/2024	9,910	11,024,875

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Support: Services (continued)

GW Honos Security Corp. (Canada)†(b)	8.75%	5/15/2025	$11,132	$11,897,325
Jurassic Holdings III, Inc.†	6.875%	2/15/2021	13,683	12,177,870
Marble II Pte Ltd. (Singapore)†(b)	5.30%	6/20/2022	21,573	21,976,221
Metropolitan Museum of Art (The)	3.40%	7/1/2045	13,518	12,969,973
Monitronics International, Inc.	9.125%	4/1/2020	10,520	9,415,400
Ritchie Bros Auctioneers, Inc. (Canada)†(b)	5.375%	1/15/2025	10,054	10,657,240
Sotheby’s†	5.25%	10/1/2022	7,404	7,626,120
United Rentals North America, Inc.	4.625%	10/15/2025	11,437	11,608,555
United Rentals North America, Inc.	4.875%	1/15/2028	13,338	13,421,363
United Rentals North America, Inc.	5.875%	9/15/2026	6,713	7,317,170
Total				214,887,528

Technology Hardware & Equipment 1.11%

CDW LLC/CDW Finance Corp.	5.50%	12/1/2024	15,000	16,781,400
CommScope Technologies LLC†	6.00%	6/15/2025	25,326	27,193,793
Dell International LLC/EMC Corp.†	6.02%	6/15/2026	31,291	34,795,969
Dell International LLC/EMC Corp.†	7.125%	6/15/2024	30,859	34,104,572
Western Digital Corp.	10.50%	4/1/2024	14,254	16,784,085
Total				129,659,819

Telecommunications: Satellite 0.49%

Intelsat Connect Finance SA (Luxembourg)†(b)	12.50%	4/1/2022	11,891	11,690,339
Intelsat Jackson Holdings SA (Luxembourg)(b)	5.50%	8/1/2023	6,366	5,427,015
Intelsat Jackson Holdings SA (Luxembourg)(b)	7.25%	10/15/2020	20,570	19,901,475
Intelsat Jackson Holdings SA (Luxembourg)(b)	7.50%	4/1/2021	21,139	20,134,898
Total				57,153,727

Telecommunications: Wireless 1.92%

Comcel Trust via Comunicaciones Celulares SA†	6.875%	2/6/2024	15,317	16,397,768
GTH Finance BV (Netherlands)†(b)	7.25%	4/26/2023	17,156	19,495,821
SBA Communications Corp.	4.875%	9/1/2024	8,259	8,517,094
Sprint Capital Corp.	8.75%	3/15/2032	2,158	2,764,938
Sprint Corp.	7.125%	6/15/2024	12,465	14,054,287
Sprint Corp.	7.625%	2/15/2025	41,671	48,025,827
Sprint Corp.	7.875%	9/15/2023	15,258	17,737,425
T-Mobile USA, Inc.	6.375%	3/1/2025	27,346	29,511,803
T-Mobile USA, Inc.	6.50%	1/15/2024	24,317	25,970,556

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Telecommunications: Wireless (continued)

T-Mobile USA, Inc.	6.50%	1/15/2026	$38,271	$42,337,294
Total				224,812,813

Telecommunications: Wireline Integrated & Services 1.01%

Equinix, Inc.	5.375%	4/1/2023	7,984	8,349,667
Equinix, Inc.	5.375%	5/15/2027	4,057	4,422,130
Equinix, Inc.	5.875%	1/15/2026	45,076	49,639,945
GCI, Inc.	6.875%	4/15/2025	13,026	14,068,080
Hellas Telecommunications Luxembourg II SCA (Luxembourg)†(b)(j)	Zero Coupon	1/15/2049	15,000	1,500	(c)
IHS Netherlands Holdco BV (Netherlands)†(b)	9.50%	10/27/2021	10,660	11,196,656
Sable International Finance Ltd.†	6.875%	8/1/2022	13,196	14,251,680
Zayo Group LLC/Zayo Capital, Inc.	6.00%	4/1/2023	15,228	16,194,217
Total				118,123,875

Transportation: Infrastructure/Services 0.72%

Adani Ports & Special Economic Zone Ltd. (India)†(b)	4.00%	7/30/2027	15,318	15,256,621
Aeropuertos Dominicanos Siglo XXI SA (Dominican Republic)†(b)	6.75%	3/30/2029	9,800	10,619,084
Autopistas del Sol SA (Costa Rica)†(b)	7.375%	12/30/2030	13,203	13,978,676
Autoridad del Canal de Panama (Panama)†(b)	4.95%	7/29/2035	8,750	9,745,312
Delhi International Airport Ltd. (India)†(b)	6.125%	10/31/2026	14,217	15,355,071
DP World Ltd. (United Arab Emirates)†(b)	6.85%	7/2/2037	8,970	11,108,224
Stena AB (Sweden)†(b)	7.00%	2/1/2024	8,057	7,754,863
Total				83,817,851

Trucking & Delivery 0.10%

XPO CNW, Inc.	6.70%	5/1/2034	12,256	11,918,960
Total High Yield Corporate Bonds (cost $7,869,958,714)				8,143,804,221

MUNICIPAL BONDS 3.17%

Air Transportation 0.08%

Miami Dade Cnty, FL	3.982%	10/1/2041	9,660	9,789,444

Education 0.48%

California St Univ	3.899%	11/1/2047	33,030	33,893,074
Ohio Univ	5.59%	12/1/2114	8,904	10,274,236
Univ of California Bd of Regents	6.548%	5/15/2048	8,933	12,356,483
Total				56,523,793

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
General Obligation 1.15%

California	7.55%	4/1/2039	$8,700	$13,351,020
Chicago Transit Auth, IL	6.899%	12/1/2040	8,926	11,673,244
Chicago, IL	5.432%	1/1/2042	22,392	21,579,618
Chicago, IL	6.314%	1/1/2044	8,957	9,586,498
District of Columbia	5.591%	12/1/2034	13,410	16,667,691
Honolulu City & Cnty, HI	5.418%	12/1/2027	6,620	7,906,928
Los Angeles Unif Sch Dist, CA	5.75%	7/1/2034	8,927	11,430,042
New York City	5.985%	12/1/2036	10,161	13,086,962
Ohio St Univ	4.048%	12/1/2056	6,271	6,575,833
Pennsylvania	5.45%	2/15/2030	12,190	14,344,461
The Bd of Governors of the Univ of North Carolina	3.847%	12/1/2034	7,950	8,549,350
Total				134,751,647

Government Guaranteed 0.05%

City & County of San Francisco CA	5.45%	6/15/2025	4,540	5,346,985

Lease Obligation 0.06%

Wisconsin	3.294%	5/1/2037	7,145	6,821,760

Other Revenue 0.52%

Dallas Convention Center Hotel Dev Corp., TX	7.088%	1/1/2042	17,795	23,587,273
Pasadena Public Fing Auth	7.148%	3/1/2043	26,795	37,706,192
Total				61,293,465

Tax Revenue 0.49%

Massachusetts Sch Bldg Auth	5.715%	8/15/2039	20,055	25,341,899
New York City Indl Dev Agy†	11.00%	3/1/2029	23,168	31,691,507
Total				57,033,406

Transportation: Infrastructure/Services 0.19%

Chicago Transit Auth, IL	6.20%	12/1/2040	4,285	5,288,933
Port of Seattle, WA	3.571%	5/1/2032	6,380	6,490,310
Port of Seattle, WA	3.755%	5/1/2036	10,835	11,018,545
Total				22,797,788

Utilities 0.15%

San Antonio, TX	5.718%	2/1/2041	13,240	17,092,973
Total Municipal Bonds (cost $357,456,825)				371,451,261

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITY 0.08%

Commercial Mortgage Pass-Through Certificates 2015-PC1 D (cost $10,078,524)	4.589	%#(n)	7/10/2050		$12,037	$9,209,002

	Dividend Rate			Shares (000)
PREFERRED STOCK 0.03%

Energy: Exploration & Production

Templar Energy LLC Units (cost $3,493,376)	Zero Coupon				349	3,318,707

	Interest Rate		Maturity Date	Principal Amount (000)
U.S. TREASURY OBLIGATION 0.48%

U.S. Treasury Inflation Indexed Bond(m) (cost $55,705,224)	0.125%		4/15/2022		$55,662	55,660,147
Total Long-Term Investments (cost $10,930,874,908)						11,446,873,673

SHORT-TERM INVESTMENTS 3.26%

FOREIGN GOVERNMENT OBLIGATION(a) 0.15%

Uruguay

Uruguay Treasury Bill (cost $18,788,490)	Zero Coupon		5/4/2018	UYU	561,099	$18,115,963

HIGH YIELD CORPORATE BOND 0.10%

Gaming

Caesars Entertainment Operating Co., Inc.(j) (cost $9,415,310)	11.25%		6/1/2017		$8,976	11,624,477

REPURCHASE AGREEMENT 3.01%

Repurchase Agreement dated 9/29/2017, 0.12% due 10/2/2017 with Fixed Income Clearing Corp. collateralized by $342,555,000 of U.S. Treasury Inflation Indexed Note at 0.125% due 4/15/2019; $40,000 of U.S. Treasury Inflation Indexed Note at 0.125% due 4/15/2020; value: $359,726,217; proceeds: $352,675,151 (cost $352,671,625)					352,672	352,671,625

Total Short-Term Investments (cost $380,875,425)						382,412,065
Total Investments in Securities 101.13% (cost $11,311,750,333)						11,829,285,738
Liabilities in Excess of Cash, Foreign Cash and Other Assets(p) (1.13%)						(131,951,811)
Net Assets 100.00%						$11,697,333,927

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

AUD	Australian dollar
BRL	Brazilian real.
CAD	Canadian dollar.
CHF	Swiss franc.
DKK	Danish Krone
EUR	euro
JPY	Japanese yen.
UYU	Uruguayan Peso
ADR	American Depositary Receipt.
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind.
Units	More than one class of securities traded together.

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at September 30, 2017.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.
(c)	Level 3 Investment as described in Note 2(m) in the Notes to Schedule of Investments. Security fair valued by the Pricing Committee.
(d)	Level 3 Investment as described in Note 2(m) in the Notes to Schedule of Investments. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(e)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at September 30, 2017.
(f)	Level 3 Investment as described in Note 2(m) in the Notes to Schedule of Investments. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(g)	Interest rate to be determined.
(h)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(i)	Security is perpetual in nature and has no stated maturity.
(j)	Defaulted (non-income producing security).
(k)	Securities purchased on a when-issued basis (See Note 2(h)).
(l)	Debenture pays interest at an annual fixed rate of 8.00% through June 15, 2020. Thereafter, interest will be paid at an annual floating rate of 3-month LIBOR plus 6.405% throught December 29, 2049. This debenture is subject to full redemption at the option of the issuer at any time prior to December 29, 2049.
(m)	Treasury Inflation Protected Security. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.
(n)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(o)	Variable rate is fixed to float: Rate remains fixed until designated future date.
(p)	Liabilities in Excess of Cash, Foreign Cash and Other Assets include net unrealized appreciation (depreciation) on open forward foreign currency exchange contracts, futures contracts and swaps as follows:

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Open Forward Foreign Currency Exchange Contracts at September 30, 2017:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
euro	Sell	Barclays Bank plc	11/16/2017	1,930,000	$2,313,866	$2,286,392	$27,474
euro	Sell	State Street Bank and Trust	11/16/2017	3,828,000	4,594,018	4,534,875	59,143
Japanese yen	Sell	Citibank	10/26/2017	3,000,000,000	27,142,731	26,688,315	454,416
Japanese yen	Sell	State Street Bank and Trust	10/26/2017	247,830,000	2,211,709	2,204,722	6,987
Japanese yen	Sell	State Street Bank and Trust	10/26/2017	742,000,000	6,772,253	6,600,910	171,343
Japanese yen	Sell	State Street Bank and Trust	10/26/2017	782,860,000	6,969,380	6,964,405	4,975
Japanese yen	Sell	State Street Bank and Trust	10/26/2017	390,224,000	3,489,826	3,471,474	18,352
Japanese yen	Sell	State Street Bank and Trust	10/26/2017	390,000,000	3,497,888	3,469,481	28,407
Swiss franc	Sell	State Street Bank and Trust	10/5/2017	10,000,000	10,506,376	10,328,216	178,160
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$949,257

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Japanese yen	Buy	State Street Bank and Trust	10/26/2017	123,300,000	$1,123,164	$1,096,890	$(26,274)
Danish krone	Sell	Citibank	10/10/2017	150,000,000	22,959,810	23,833,395	(873,585)
euro	Sell	J.P. Morgan	11/16/2017	154,500,000	182,967,336	183,029,810	(62,474)
euro	Sell	State Street Bank and Trust	11/16/2017	3,834,000	4,520,025	4,541,982	(21,957)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(984,290)

Open Futures Contracts at September 30, 2017:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
Long U.S. Treasury Bond	December 2017	7,034	Short	$(1,088,759,055)	$(1,074,883,125)	$13,875,930
U.S. 10-Year Treasury Note	December 2017	8,665	Short	(1,096,783,986)	(1,085,832,812)	10,951,174
U.S. 10-Year Ultra Treasury Bond	December 2017	272	Short	(37,280,521)	(36,537,250)	743,271
Ultra Long U.S. Treasury Bond	December 2017	1,237	Short	(207,482,578)	(204,259,625)	3,222,953
Totals				$(2,430,306,140)	$(2,401,512,812)	$28,793,328

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 2-Year Treasury Note	December 2017	2,303	Long	$497,991,876	$496,764,299	$(1,227,577)
U.S. 5-Year Treasury Note	December 2017	12,927	Long	1,529,331,270	$1,518,922,500	$(10,408,770)
Totals				$2,027,323,146	$2,015,686,799	$(11,636,347)

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Centrally Cleared Credit Default Swaps on Indexes - Buy Protection at September 30, 2017(1):

Referenced Index	Swap Counterparty	Funds Pay	Termination Date	Notional Amount	Fair Value(2)	Payments Upfront(3)	Unrealized Depreciation(4)
Markit CDX. NA.IG.28(5)(8)	Credit Suisse	1.00%	6/20/2022	$445,210,000	$435,850,217	$(7,435,387)	$(1,924,397)
Markit CDX. NA.EM.28(6)(7)	Credit Suisse	1.00%	12/20/2022	337,837,000	351,485,612	13,673,459	(30,591)
					$787,335,829	$6,238,072	$(1,954,988)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Fair value serves as the indicator of the current status of payment/performance risk.
(3)	Upfront payments received by Central Clearinghouse are presented net of amortization (See Note 2(f)).
(4)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $0. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $1,954,988.
(5)	Central Clearinghouse: Chicago Mercantile Exchange (CME).
(6)	The Referenced Index is for Credit Default Swaps on Indexes, which is comprised of a basket of emerging markets soverign Issuers. (See Note 2(f)).
(7)	Central Clearinghouse: Intercontinental Exchange, Inc. (ICE).
(8)	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of investment grade issuers. (See Note 2(f)).

Centrally Cleared Credit Default Swaps on Indexes - Sell Protection at September 30, 2017(1):

Referenced Index	Swap Counterparty	Funds Receives	Termination Date	Notional Amount	Fair Value(2)	Payments Upfront(3)	Unrealized Appreciation(4)
Markit CDX. NA.HY.29(5)(6)	Credit Suisse	5.00%	12/20/2022	81,404,000	87,743,869	6,209,172	130,697

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities
(2)	Fair value serves as the indicator of the current status of payment/performance risk.
(3)	Upfront payments received by Central Clearinghouse are presented net of amortization (See Note 2(f)).
(4)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $130,697. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(5)	Central Clearinghouse: Chicago Mercantile Exchange (ICE).
(6)	The Referenced Index is for Credit Default Swaps on Indexes, which is comprised of a basket of High Yield Issuers. (See Note 2(f)).

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

The following is a summary of the inputs used as of September 30, 2017 in valuing the Fund’s investments carried at fair value(1):

Investment Type (2)(3)	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$134,115,106	$—	$134,115,106
Common Stocks
Auto Parts & Equipment	—	16,694,067	—	16,694,067
Energy: Exploration & Production	69,250,116	3,800,712	—	73,050,828
Media: Content	28,144,069	—	1,678,134	29,822,203
Remaining Industries	1,513,149,513	—	—	1,513,149,513
Convertible Bonds
Energy: Exploration & Production	—	—	537,499	537,499
Remaining Industries	—	66,220,905	—	66,220,905
Convertible Preferred Stocks
Personal & Household Products	18,306,165	—	—	18,306,165
Software/Services	—	11,813,949	—	11,813,949
Telecommunications: Wireless	12,059,856	—	—	12,059,856
Floating Rate Loans
Auto Parts & Equipment	—	—	3,169,793	3,169,793
Building Materials	—	17,342,246	29,466,000	46,808,246
Electric: Generation	—	48,806,861	—	48,806,861
Energy: Exploration & Production	—	29,277,487	—	29,277,487
Gaming	—	10,910,558	23,761,920	34,672,478
Health Services	—	31,153,579	—	31,153,579
Investments & Miscellaneous Financial Services	—	12,119,083	—	12,119,083
Media: Diversified	—	11,084,682	—	11,084,682
Metals/Mining (Excluding Steel)	—	5,845,463	—	5,845,463
Personal & Household Products	—	17,582,638	—	17,582,638
Real Estate Development & Management	—	11,519,502	—	11,519,502
Recreation & Travel	—	20,546,005	—	20,546,005
Software/Services	—	10,884,006	—	10,884,006
Specialty Retail	—	24,770,065	—	24,770,065
Support: Services	—	3,037,624	23,326,000	26,363,624
Transportation: Infrastructure/Services	—	28,705,207	—	28,705,207
Utility	—	2,613,609	—	2,613,609
Foreign Bonds	—	67,869,041	—	67,869,041
Foreign Government Obligations	—	409,461,439	—	409,461,439
Government Sponsored Enterprises Pass-Through	—	162,523,399	—	162,523,399
High Yield Corporate Bonds
Advertising	—	31,126,134	—	31,126,134
Automakers	—	80,232,398	1,500	80,233,898
Banking	—	970,110,459	2,250	970,112,709
Metals/Mining (Excluding Steel)	—	496,705,052	1,184	496,706,236
Specialty Retail	—	95,473,158	48,001	95,521,159
Telecommunications: Wireline Integrated & Services	—	118,122,375	1,500	118,123,875
Remaining Industries	—	6,363,604,687	—	6,363,604,687
Municipal Bonds	—	371,451,261	—	371,451,261
Non-Agency Commercial Mortgage-Backed Security	—	9,209,002	—	9,209,002

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(concluded)

LORD ABBETT BOND-DEBENTURE FUND, INC. September 30, 2017

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total
Preferred Stock	$—	$3,318,707	$—	$3,318,707
U.S. Treasury Obligation	—	55,660,147	—	55,660,147
Repurchase Agreement	—	352,671,625	—	352,671,625
Total	$1,640,909,719	$10,106,382,238	$81,993,781	$11,829,285,738
Other Financial Instruments
Centrally Cleared Credit Default Swaps
Assets	$—	$130,697	$—	$130,697
Liabilities	—	(1,954,988)	—	(1,954,988)
Forward Foreign Currency Exchange Contracts
Assets	—	949,257	—	949,257
Liabilities	—	(984,290)	—	(984,290)
Futures Contracts
Assets	28,793,328	—	—	28,793,328
Liabilities	(11,636,347)	—	—	(11,636,347)
Total	$17,156,981	$(1,859,324)	$—	$15,297,657

(1)	Refer to Note 2(m) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.
(3)	There were no Level 1/Level 2 transfers during the period ended September 30, 2017.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Convertible Bonds	Floating Rate Loans	High Yield Corporate Bonds	Non-Agency Commercial Mortgage-Backed Securities
Balance as of January 1, 2017	$9,397,324	$587,764	$796,786	$8,096,495	$104,891	$652,952
Accrued Discounts (Premiums)	—	—	—	163,203	—	(6,382)
Realized Gain (Loss)	—	(2,257,596)	—	(40,971)	—	(106,803)
Change in Unrealized Appreciation (Depreciation)	—	3,347,966	248,551	608,587	(622,615)	38,311
Purchases	—	—	620,551	54,129,353	872,043	—
Sales	—	—	(1,428,273)	(4,910,017)	—	(578,078)
Net Transfers into Level 3	—	—	—	21,677,063	—	—
Net Transfers out of Level 3	(9,397,324)	—	—	—	—	—
Balance as of June 30, 2017	$—	$1,678,134	$237,615	$79,723,713	$354,319	$—
Change in unrealized appreciation/depreciation for period ended September 30, 2017 related to Level 3 investments held at September 30, 2017.	$—	$1,316,013	$(382,936)	$608,587	$(622,615)	$—

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. ORGANIZATION

Lord Abbett Bond-Debenture Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was incorporated under Maryland law on January 23, 1976.

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation-Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions-Security transactions are recorded as of the date that the securities are purchased or sold (trade date).

(c)	Foreign Transactions-The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(d)	Forward Foreign Currency Exchange Contracts-The Fund may enter into forward foreign currency exchange contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates.

Notes to Schedule of Investments (unaudited)(continued)

(e)	Futures Contracts-The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(f)	Credit Default Swaps-The Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of a securities representing a particular sector of the market. During the period, Bond Debenture Fund entered into credit default swaps based on CDX indexes, which are comprised of a basket of emerging markets sovereign issuer securities and a basket of investment grade securities.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. For the centrally cleared credit efault swaps, there was minimal counterparty credit risk to the Fund since such credit default swaps enter into were traded through a central clearinghouse, which guarantees against default.

(g)	Total Return Swaps-The Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to their counterparty.

Notes to Schedule of Investments (unaudited)(continued)

(h)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions-The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(i)	Mortgage Dollar Rolls-The Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(j)	Repurchase Agreements-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(k)	Reverse Repurchase Agreements-The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the repurchase price.

(l)	Floating Rate Loans-The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. As of September 30, 2017, the Fund had no unfunded loan commitments.

Notes to Schedule of Investments (unaudited)(continued)

(m)	Fair Value Measurements-Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 -	unadjusted quoted prices in active markets for identical investments;
•	Level 2 -	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of September 30, 2017 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3. DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts during the period ended September 30, 2017 (as described in note 2(d)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

The Fund entered into U.S. Treasury futures contracts during the period ended September 30, 2017 (as described in note 2(e)) to economically hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Fund entered into centrally cleared credit default swaps for the period ended September 30, 2017 (as described in note 2(f)) for investment purposes, to economically hedge credit risk or for speculative purposes. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.

As of September 30, 2017, the Fund had the following derivatives at fair value, grouped into risk categories that illustrate the Funds use of derivative instruments:

Notes to Schedule of Investments (unaudited)(concluded)

Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Centrally Cleared Credit Default Swaps	$—	$—	$130,697
Forward Foreign Currency Exchange Contracts	$—	$949,257	$—
Futures Contracts	$28,793,328	$—	$—
Liability Derivatives
Centrally Cleared Credit Default Swaps	$—	$—	$1,954,988
Forward Foreign Currency Exchange Contracts	$—	$984,290	$—
Futures Contracts	$11,636,347	$—	$—

4. FEDERAL TAX INFORMATION

As of September 30, 2017, the aggregate unrealized gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$11,344,468,302
Gross unrealized gain	626,894,281
Gross unrealized loss	(126,799,188)
Net unrealized gain	$500,115,093

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of amortization of premium, certain securities, certain distributions received, currency contracts, futures and wash sales.

Item 2:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3:	Exhibits.

Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT BOND-DEBENTURE FUND, INC.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: November 21, 2017

By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: November 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: November 21, 2017

By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: November 21, 2017